UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 1, 2018

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in Charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by South Jersey Industries, Inc. (the “Company”) for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on July 2, 2018 (the “Original Form 8-K”) in connection with the closing of the acquisition of Elizabethtown Gas Company from Pivotal Utility Holdings, Inc. As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of Elizabethtown Gas Company are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.2 — Audited Financial Statements of Elizabethtown Gas as of December 31, 2017 and 2016 and for the years then ended and as of December 31, 2016 and 2015 and for the years then ended.

Exhibit 99.3 — Unaudited Condensed Financial Statements of Elizabethtown Gas as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017.

(b)	Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.4 — Unaudited pro forma condensed combined financial statements and explanatory notes for the Company as of June 30, 2018, for the six months ended June 30, 2018 and for the year ended December 31, 2017.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP with respect to the Audited Financial Statements of Elizabethtown Gas as of December 31, 2017 and 2016 and for the two years ended December 31, 2017
23.2	Consent of PricewaterhouseCoopers LLP with respect to the Audited Financial Statements of Elizabethtown Gas as of December 31, 2015 and for the year ended December 31, 2015.
99.1*	Press release issued by South Jersey Industries, Inc. on July 2, 2018
99.2	Audited Financial Statements of Elizabethtown Gas as of December 31, 2017 and 2016 and for the years then ended and as of December 31, 2016 and 2015 and for the years then ended.
99.3	Unaudited Condensed Financial Statements of Elizabethtown Gas as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017.
99.4
Unaudited pro forma condensed combined financial statements and explanatory notes for South Jersey Industries, Inc. as of June 30, 2018, for the six months ended June 30, 2018 and for the year ended December 31, 2017

* previously filed with the Original Form 8-k

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2018	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Kenneth A. Lynch
Name: Kenneth A. Lynch
Title: Senior Vice President, Chief Risk and Accounting Officer Principal Financial Officer